UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2026

ZURN ELKAY WATER SOLUTIONS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware		001-35475	20-5197013
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

511 W. Freshwater Way			53204
Milwaukee,	Wisconsin
(Address of principal executive offices)			(Zip Code)

(855) 480-5050
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $.01 par value	ZWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On May 27, 2026, Zurn Elkay Water Solutions Corporation (the “Company” or “Zurn Elkay”) issued a press release that included a preview of its expected results for the second quarter and announcing that the Company will provide further details on the second quarter and second half outlook during an earnings call that will occur in late July. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item, including Exhibit 99.1, is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
On May 27, 2026, the Company announced that David J. Pauli, who currently serves as Chief Financial Officer (CFO), was promoted to the position of Chief Operating Officer (COO), effective immediately. In this role, Mr. Pauli will continue to report to Todd Adams, the Chair of the Board and Chief Executive Officer of the Company, and will be responsible for overseeing all of the Company’s operations, supply chain management and information technology, focusing on operational excellence and executing the Company’s strategic plan initiatives. Mr. Pauli, age 44, joined the Company in 2012 and has served in various roles of increasing responsibility, most recently as CFO since 2024.
The Company also announced that Daniel J. Klun was promoted to the position of CFO. Mr. Klun will report to Mr. Adams and will oversee all aspects of the Company’s financial operations effective immediately, including financial planning and analysis, treasury, financial reporting, tax, internal audit and investor relations. Mr. Klun, age 51, joined the Company in 2005, and has served in various roles of increasing responsibility, most recently as Vice President, Finance since 2017 and prior to that as Vice President, Corporate Controller. Mr. Klun brings nearly 30 years of financial and accounting experience with public companies and started his career in public accounting.
Messrs. Klun and Pauli will continue to participate in the Company executive compensation programs, which are described in the Company’s Definitive Proxy Statement filed on Schedule 14A with the Securities and Exchange Commission on March 12, 2026.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 27, 2026*

104	Cover Page Inline XBRL data embedded within the Inline XBRL document
*This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be "filed."

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, Zurn Elkay Water Solutions Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 27th day of May, 2026.

                                ZURN ELKAY WATER SOLUTIONS CORPORATION

                                By: /s/ Jeffrey J. LaValle
                                 Jeffrey J. LaValle
                                 Vice President, General Counsel and Secretary